                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                       Venture Lending & Leasing II, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                       VENTURE LENDING & LEASING II, INC.

                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 16, 1999

                        --------------------------------


To the Shareholders of Venture Lending & Leasing II, Inc.:

         An Annual Meeting of the Shareholders of Venture Lending & Leasing II, Inc. ("Fund") will be held at 9:00 A.M., Pacific time, on December 16, 1999, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, to consider and vote on the following matters:

         1) Electing the five members of the Board of Directors of the Fund; and

         2) Ratifying the selection of Arthur Andersen LLP as the Fund's independent auditors.

         Each shareholder who owned Fund shares on the close of business on November 29, 1999 is entitled to vote at this meeting. Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the postpaid envelope provided. A shareholder who executes a proxy card may nevertheless attend the meeting and vote in person.


                                              By order of the Board of Directors

                                              RONALD W. SWENSON
                                              CHAIRMAN OF THE BOARD

November 29, 1999




     IF YOU PLAN TO ATTEND OUR MEETING IN PERSON, PLEASE CALL BRIAN BEST AT
                                 (408) 436-8577

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN
PLEASE COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE
                               ENVELOPE PROVIDED.

                       VENTURE LENDING & LEASING II, INC.
                       2010 NORTH FIRST STREET, SUITE 310
                               SAN JOSE, CA 95131

                        --------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 16, 1999

                        --------------------------------

INTRODUCTION

         The Board of Directors of Venture Lending & Leasing II, Inc. ("Fund") has issued this proxy statement to solicit proxies for use at the Annual Meeting of the Shareholders of Venture Lending & Leasing II, Inc. ("Fund"), to be held at 9:00 A.M., Pacific time, on December 16, 1999, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, and at any adjournments thereof (collectively, the "Meeting"). This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, will be first mailed on or about November 29, 1999.

         On November 29, 1999, the record date for the Meeting ("Record Date"), there were 52,718 shares of Common Stock, $.001 par value ("Shares"), outstanding and entitled to vote. Each full Share is entitled to one vote, and each fractional Share is entitled to the identical fraction of one vote.

         For a shareholder's Shares to be represented at the Meeting, the shareholder must allow sufficient time for the proxy to be received by December 16, 1999. Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the postpaid envelope provided. A shareholder may revoke a proxy at any time before it is exercised by notifying the Secretary of the Fund in writing at the above address, or by attending the meeting and voting in person.

         If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless a shareholder marks a proxy with contrary instructions, a proxy will be voted "for" the matters listed in the accompanying Notice of Annual Meeting of Shareholders and "for" any other matters deemed appropriate. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or is marked with an abstention (collectively "abstentions"), the Shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Therefore, with respect to both Proposals 1 and 2, abstentions will be disregarded and will have no effect on the approval of the Proposals.

         A majority of the Shares must be present in person or by proxy to constitute a quorum to transact business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve one or more of the Proposals are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are required to vote "for" any such Proposal in favor of such adjournment, and will vote those proxies which they are required to vote "against" any such Proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to such adjournment if sufficient votes have been received.

         Proposal 1 requires for approval a plurality of all votes cast by the Fund's shareholders at a meeting at which a quorum is present, and Proposal 2 requires for approval a majority of all votes cast by the Fund's shareholders at a meeting at which a quorum is present.

         Annex A to this Proxy Statement sets forth information about those shareholders and "groups" of shareholders (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 ("Exchange Act")), who beneficially owned more than 5% of the outstanding Shares as of the Record Date, and about the Share ownership of the Board of Directors and executive officers of the Fund.

         Proxy solicitation will be made primarily by mail, but proxy solicitations also may be made by telephone calls or personal meetings conducted by officers and employees of the Fund, Westech Investment Advisors, Inc. ("Westech Investment Advisors") and Siguler Guff Advisers, L.L.C. ("Siguler Guff Advisers"). The costs of the proxy solicitation and the preparation of this proxy statement will be borne by the Fund.

         The Fund's Annual Report for its fiscal year ended June 30, 1999 has previously been mailed to the Fund's shareholders.


PROPOSAL 1

         TO ELECT FIVE DIRECTORS OF THE FUND

         The nominees for election as directors of the Fund are listed below. All the nominees have consented to serve as directors if elected. If elected, each nominee will serve until the next annual meeting of shareholders or until his successor is elected and shall have qualified. Unless a shareholder gives contrary instructions on the proxy card, Shares voted by proxy will be voted in favor of the election of these nominees. If any of the nominees should withdraw or otherwise become unavailable for election, Shares represented by proxy will be voted in favor of such other nominee whom management recommends.

         These nominees, if elected, will constitute the entire Board of Directors. To be elected, each nominee must receive the favorable vote of a plurality of the Shares represented at the Meeting in person or by proxy. Listed below is the name, age, year of election and principal occupation during the past five years of each nominee. Nominees who are "interested persons" are indicated by an asterisk.


NAME AND POSITION WITH FUND        AGE       DIRECTOR       OCCUPATION DURING PAST FIVE YEARS
                                             SINCE
Arthur Aeder, Director             73        1997           President of Mariner Management Corporation; Vice Chairman,
                                                            Kisco Management Corporation; Director of Sanford C.
                                                            Bernstein Funds, Inc.

Salvador O. Gutierrez, Director,   56        1997           Senior Vice President, Westech Investment Advisors President
President and Chief                                         and Chief Financial since 1994, and Senior Vice President,
Financial Officer*                                          Western Technology Investment since 1987.

S. Allan Johnson, Director         61        1997           Co-founder of Western Technology Investment in San Jose;
                                                            currently consults and invests in medical and information
                                                            technology companies. Currently serves on the Boards of
                                                            Sleep Solutions, Inc. and Polyoptimum, Inc.

Louis Moelchert, Director          57        1997           Vice President for Investments at the University of
                                                            Richmond; Board member and former chairman of the board of
                                                            The Common Fund; Vice Chairman and member of the Investment
                                                            Advisory Committee of the Virginia State Retirement System;
                                                            President of Private Advisors, Inc.

Ronald W. Swenson, Director,       54        1997           President and Director, Westech Investment Advisors Chairman
Chairman and Chief Executive                                and Chief Executive since 1994, and President and Director,
Officer*                                                    Western Technology since 1980.

         The Independent Directors of the Fund constitute its Audit Committee. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent auditors and recommends the engagement of auditors. During the fiscal year ended June 30, 1999, the Board met four times. All directors attended at least 75% of the Board meetings held during the last fiscal year.

         The Fund's Independent Directors each receive an annual fee from the Fund of $5,000. Such directors also are reimbursed by the Fund for their expenses in attending meetings of the Board of Directors or any committee thereof and receive a fee for attendance in person at any meeting at a per diem rate of $500. The Fund's directors who are "interested persons" of the Fund,


------------------------------
* "Interested person" (as defined in the 1940 Act) of the Fund.

as defined in the 1940 Act, receive no compensation from the Fund for their services as directors, other than reimbursement of their expenses in attending meetings. The Independent Directors received the following amounts of compensation during the year ended June 30, 1999: Mr. Aeder -- $5,000; Mr. Johnson -- $5,000; Mr. Moelchert -- $5,000.

         Proposal 1 requires for approval a plurality of all votes cast by the Fund's shareholders at a meeting at which a quorum is present

PROPOSAL 2

         TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT AUDITORS

         Arthur Andersen LLP, Suite 3500, Spear Street Tower, One Market, San Francisco, CA 94105, has served as the Fund's independent auditors since its inception and has been selected to serve in this capacity for the Fund's current fiscal year by the Independent Directors. Arthur Andersen LLP has informed the Fund that it has no direct or indirect financial interest in the Fund, Westech Investment Advisors or Siguler Guff Advisors or any of their affiliates. It is not expected that a representative of Arthur Andersen LLP will be available at the Meeting, but a representative would have an opportunity to make a statement if he chose to attend.

         Proposal 2 requires for approval the affirmative vote of a majority of the votes cast by the Fund's shareholders at a meeting at which a quorum is present.


THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT AUDITORS.

OTHER INFORMATION

         MANAGERS. The Fund is a party to a Management Agreement, dated as of September 8, 1997 ("Management Agreement") between the Fund and Westech Investment Advisors. The Management Agreement was last approved by the Fund's Board of Directors at a meeting held on September 8, 1997, and by the Fund's initial shareholder by written consent of the same date. During the Fund's fiscal year ending June 30, 1999, the Fund paid aggregate investment management fees totaling $1,948,823 to Westech Investment Advisors pursuant to the terms of the Management Agreement. Siguler Guff Advisers, LLC ("Adviser to the Manager") serves as adviser to Westech Advisors with respect to Westech Advisors' administrative duties to the Fund.

         Westech Investment Advisors, the Investment Manager, is a corporation that is a registered investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). Messrs. Swenson and Gutierrez, the sole executive officers of Westech Investment Advisors, each own 50% of its voting securities. Westech Investment Advisor's principal business address, and the principal business address of Messrs. Swenson and Gutierrez, is 2010 North First Street, Suite 310, San Jose, CA 95131.

         Siguler Guff Advisers is a limited liability company that is a registered investment adviser under the Advisers Act. 100% of the voting securities of Siguler Guff Advisers are beneficially owned, through holding companies, as follows: 45% by George W. Siguler, 45% by Drew J. Guff and 10% by Donald P. Spencer. A portion of the holdings of Messrs. Siguler, Guff and Spencer listed above are held in trust for their minor children. The principal business address of Siguler Guff Advisers, and the principal business address of Messrs. Siguler, Guff and Spencer, is Rockefeller Center, 630 Fifth Avenue, 16th Floor, New York, NY 10111.

         EXECUTIVE OFFICERS OF THE FUND; ADVISORY DIRECTORS. The following are the executive officers of the Fund other than Messrs. Swenson and Gutierrez. All have been executive officers of the Fund since its inception.


NAME AND POSITION WITH FUND                     AGE        PRINCIPAL OCCUPATION AND BUSINESS HISTORY
George W. Siguler, Executive Vice President     52         Managing Director, Siguler Guff Advisers and affiliates
and Advisory Director                                      since 1995; Managing Director of Mitchell Hutchins
c/o Siguler Guff Advisers                                  Institutional Investors from 1991 to 1995; Director and
Rockefeller Center                                         President of Associated Capital Advisers, Inc.
630 Fifth Avenue, 16th Floor                               (investment management firm) from 1990 through 1991 and
New York, NY 10111                                         Vice Chairman and a director of Monarch Capital
                                                           Corporation (financial services holding company) from 1984 through 1991; Director, NovaCare Inc.

Michael G. McAffery, Advisory Director          45         President and Chief Executive Officer, and other
c/o BancBoston Robertson Stephens, Inc. 555                positions, with BancBoston Robertson Stephens, Inc. and
California Street, 2600                                    its predecessor companies since 1988.
San Francisco, CA 94104

Patricia A. Breshears, Vice President and       63         Vice President, Westech Investment Advisors since 1994;
Secretary                                                  Administrator and Corporate Secretary, Western
c/o Westech Investment Advisors                            Technology Investments since 1984.
2010 North First Street, Suite 310,
San Jose, CA 95131

Donald P. Spencer, Vice President and           44         Managing Director, Siguler Guff Advisers and affiliates
Assistant Secretary                                        since 1995; Senior Vice President (and other
c/o Siguler Guff Advisers                                  positions), Mitchell Hutchins Institutional Investors
Rockefeller Center                                         and affiliates from 1989 to 1995.
630 Fifth Avenue, 16th Floor
New York, NY 10111

         The Fund's By-Laws provide that the Board of Directors may appoint one or more Advisory Directors of the Fund. An Advisory Director attends all meetings of the Board of Directors and provides advice and assistance to the Directors as requested. An Advisory Director does not, however, vote on any matters to be acted upon by the Board of Directors. George W. Siguler and Michael McAffery are the Advisory Directors of the Fund.

         ANNUAL REPORTS. The Fund will furnish, without charge, copies of its Annual Report, and subsequent quarterly reports, upon request to the Fund at 2010 North First Street, Suite 310, San Jose, CA 95131.

         SUBMISSION OF SHAREHOLDER PROPOSALS. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, at 2010 North First Street, Suite 310, San Jose, CA 95131. To be included in the proxy for the next Annual Meeting of Shareholders, proposals should be received prior to July 31, 2000.

         OTHER MATTERS TO COME BEFORE THE MEETING. The Fund does not intend to present any other business at the Meeting, nor is it aware of any shareholder that intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

November 29, 1999

                                                                         ANNEX A

                       BENEFICIAL OWNERSHIP OF FUND SHARES


BENEFICIAL OWNERS OF MORE THAN 5% OF THE FUND'S SHARES AS OF THE RECORD DATE

--------------------------------------------------------   ----------------------------------------------------
--------------------------------------------------------   ----------------------------------------------------
NAME AND ADDRESS OF SHAREHOLDER*                            NUMBER AND PERCENTAGE OF SHARES BENEFICIALLY OWNED
Leland Stanford University                                  7,188.86; 13.64%
--------------------------------------------------------   ----------------------------------------------------
Northern Trust, as Custodian for San Antonio Fire &         4,792.58; 9.09%
Police Pension Fund
--------------------------------------------------------   ----------------------------------------------------
Warner-Lambert Master Trust                                 4,792.58; 9.09%
--------------------------------------------------------   ----------------------------------------------------
University of Notre Dame                                    3,834.06; 7.27%

--------------------------------------------------------   ----------------------------------------------------
--------------------------------------------------------   ----------------------------------------------------

* Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

BENEFICIAL OWNERSHIP OF FUND SHARES BY FUND DIRECTORS AND EXECUTIVE OFFICERS ON SEPTEMBER 30, 1999

         No director or executive officer of the Fund owns in excess of 1% of the Shares outstanding. Westech Investment Advisors, all the stock of which is owned by Messrs. Ronald W. Swenson and Salvador O. Gutierrez, directors of the Fund, owned 239.63 Shares. Mr. Salvador O. Gutierrez along with family members owned 73.43 Shares. Mr. George W. Siguler, an executive officer and Advisory Director of the Fund, owned 167.74 Shares through a retirement account and 23.96 Shares in a non-retirement account. Trusts for the benefit of Mr. Siguler's minor children held 95.84 Shares in the aggregate. Mr. Donald Spencer, an executive officer of the Fund, owned 4.79 Shares jointly with his wife. Siguler Guff & Company L.L.C., which is owned 45% by Mr. George W. Siguler and 10% by Mr. Donald Spencer, owned 71.89 shares.

         WTI Ventures, all the stock of which is owned by Mr. S. Allan Johnson, a director of the Fund, owned 47.93 Shares. Mr. Arthur Aeder, a director of the Fund owned 23.96 Shares.

-------------------------------------------------------------------------------
SHAREHOLDER NAME:
NUMBER OF SHARES:
-------------------------------------------------------------------------------

                                      PROXY

                       VENTURE LENDING & LEASING II, INC.
               ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 16, 1999

The undersigned hereby appoints as proxies Salvador O. Gutierrez, George W. Siguler and Ronald W. Swenson and each of them (with power of substitution) to vote for the undersigned all shares of Common Stock, $0.001 par value ("Shares") of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The Shares represented by this proxy will be voted as instructed. UNLESS OTHERWISE INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VENTURE LENDING & LEASING II, INC.

Please sign and date this proxy and return it in the enclosed envelope to Siguler Guff Advisers, L.L.C., Rockefeller Center, 630 Fifth Avenue, 16th Floor, New York, NY 10111.

Please indicate your vote by an "X" in the appropriate box below. The Board of Directors recommends a vote "FOR" each of the proposals below.


Election of Arthur Aeder, Salvador O. Gutierrez, S. Allan Johnson, Louis            FOR          WITHHOLD
Moelchert, and Ronald W. Swenson as Directors of the Fund
(strike out names of an individual nominee to withhold authority to vote for that   ------       ------
nominee)

Ratification of the selection of Arthur Andersen LLP as the Fund's independent      FOR          AGAINST            ABSTAIN
auditors
                                                                                    ------       ------             ------

If Shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the Shareholder is a trust, an authorized officer of the Trustee should sign, indicating title.

              Please sign exactly as the Shares are registered (indicated below)



                  ------------------------------------------------------------
                  (Signature of Shareholder; indicate name and title below if applicable)



                  ------------------------------------------------------------
                                        (Signature of joint Shareholder, if any)

                                                      Dated ______________, 1999